May 19, 2015

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Williamsburg Investment Trust (the "Registrant")
File Nos. 811-05685; 33-253013-52850
Registration Statement on Form N-14

Ladies and Gentlemen:

Enclosed for filing on behalf of the Registrant is a Registration Statement on Form N-14 for the purpose of registering shares of The Jamestown Equity Fund.

The filing relates to the proposed reorganization of The Jamestown Balanced Fund into The Jamestown Equity Fund, each a series of the Registrant. The proposed transaction is structured to qualify as a tax-free reorganization in which the Registrant would issue shares of The Jamestown Equity Fund to the shareholders of The Jamestown Balanced Fund in exchange for The Jamestown Balanced Fund's assets at relative net asset value.

Please contact Tina Bloom at 513/587-3418 if you have any questions concerning this filing.

Very truly yours,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary